Exhibit 10.5
GUARANTY AND SURETYSHIP AGREEMENT
THIS GUARANTY AND SURETYSHIP AGREEMENT (hereafter, the “Guaranty”) is made as of October 20, 2010, by UNILIFE MEDICAL SOLUTIONS, INC., a Delaware corporation (hereafter the “Guarantor”) to and for the benefit of METRO BANK, a Pennsylvania banking corporation, with offices at 3801 Paxton Street, Harrisburg, Pennsylvania 17111-0999 (hereafter the “Lender”), with respect to the obligations of UNILIFE CROSS FARM LLC, a Delaware Limited Liability Company, (the “Borrower”).
WHEREAS, the Borrower has requested the Lender provide certain credit accommodations to or for the benefit of the Borrower. The Lender has agreed to provide the requested credit accommodations to the Borrower, but only if the Guarantor gives the guaranty provided in this Guaranty. The Guarantor is willing to provide this Guaranty so as to induce the Lender to provide, or continue to provide, the requested credit accommodations to the Borrower.
NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor gives the following guaranty and indemnification to and for the benefit of the Lender.
1. The Guaranty. The Guarantor guarantees to the Lender and becomes surety to the Lender for: (a) payment of any and all sums now or hereafter due and owing to the Lender by the Borrower as a result of or in connection with any and all existing or future indebtedness, liability or obligation of every kind, nature, type, and variety owed by the Borrower to the Lender from time to time, as a result of or in connection with any credit accommodation, loan guaranty, overdraft, or other agreement or transaction, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, unconditional or conditional, known or unknown, liquidated or unliquidated, including all renewals, extensions, substitutions, and modifications thereof, no matter when or how created, arising, evidenced or acquired, and whether or not presently contemplated or anticipated and, including, but not limited to, all amounts of principal, interest, penalties, reimbursements, advancements, escrows, collection expenses, and fees; and (b) the timely, complete, continuous, and strict performance and observance by the Borrower of any and all of the terms, covenants, agreements and conditions contained in any and all existing or future documents, instruments, agreements, and writing of every kind, nature, type, and variety which evidence, reflect, embody or give rise to any and all existing and future indebtedness, liabilities, and obligations of any kind of the Borrower to the Lender. As used in this Guaranty, the term “Obligations” shall refer to the obligations of payment, performance and indemnification which the Guarantor has undertaken and assumed pursuant to this Guaranty. This is a continuing guaranty, and all liabilities to which it applies or may apply shall be conclusively deemed to have been created in reliance hereon.

2. Nature of Guaranty; Acceleration. This Guaranty is irrevocable, absolute and unconditional, and is a suretyship agreement and guaranty of payment, and not just a guaranty of collection. The Lender shall be authorized to proceed against the Guarantor and enforce the terms and conditions of this Guaranty upon the occurrence of any of the following events: (i) the occurrence of a default or breach by the Borrower, after the expiration of any applicable notice and cure periods, under any loans, guaranties or other transactions between the Lender and the Borrower, or pursuant to any documents or agreements relating thereto; (ii) the failure of the Borrower to satisfy, after the expiration of any applicable notice and cure periods, any duty or obligation of any kind owed from time to time by the Borrower to the Lender; (iii) the violation by the Guarantor of any term or condition set forth in this Guaranty; (iv) the death of the Guarantor if the Guarantor is a natural person; (v) the filing of a petition or other pleading seeking the entry of a decree or order for relief by a court having jurisdiction against or with respect to the Guarantor or the Borrower, or any other guarantor of the Borrower’s obligations to the Lender, in an involuntary case under the federal bankruptcy laws or any state insolvency or similar laws ordering the liquidation of the Guarantor or the Borrower, or any other guarantor of the Borrower’s obligations, or a reorganization of the Guarantor or the Guarantor’s business and affairs or of the Borrower or the Borrower’s business and affairs, or of the business and affairs of any other guarantor of the Borrower’s obligations, or the appointment of a receiver, liquidator, assignee, custodian, trustee, or similar official for the Guarantor or the Guarantor’s property or for the Borrower or any of the Borrower’s property or for any other guarantor of the Borrower’s obligations or any other guarantor’s property and the failure to have such petition or other pleading denied or dismissed within sixty (60) calendar days from the date of filing; (vi) the commencement by the Guarantor or the Borrower or any other guarantor of the Borrower’s obligations, of a voluntary case under the federal bankruptcy laws or any state insolvency or similar laws or the consent by the Guarantor or the Borrower, or any other guarantor of the Borrower’s obligations, to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, or similar official for the Guarantor of any of the Guarantor’s property or for the Borrower or any of the Borrower’s property, or for any other guarantor or for any other guarantor’s property, or the making by the Guarantor or by the Borrower, or any other guarantor of the Borrower’s obligations, of an assignment for the benefit of creditors, or the failure by the Guarantor generally to pay the Guarantor’s debts as the debts become due or the failure by the Borrower generally to pay the Borrower’s debts as the debts become due or the failure by any other guarantor of the Borrower’s obligations generally to pay its debts as those debts become due.
3. Representations and Warranties. The Guarantor hereby represents and warrants that:
a. The execution and delivery of this Guaranty will not violate any contract, agreement, statute, regulation or order applicable to Guarantor; and
b. There is no litigation, proceeding or investigation, pending or threatened, which would have a material adverse affect on the ability of Guarantor to perform under this Guaranty.
4. Amount of Liability. The liability of the undersigned hereunder shall be for all indebtedness of Borrower to Lender in connection with two loans evidenced by Borrower’s Term Notes of even date herewith in the original principal amounts of $14,250,000.00 and $3,750,000.00, including all principal advanced to Borrower, interest, penalties and any and all other charges in connection therewith.

5. Lender Need Not Pursue Rights Against Borrower, Any Guarantor, or Collateral. The Lender shall be under no obligation to pursue the Lender’s rights against the Borrower or any other guarantor or any of the Borrower’s real or personal property or any other guarantor’s real or personal property before pursuing the Lender’s rights against the Guarantor, and the Lender need not foreclose or enforce any security interests or mortgage liens which may have been granted or created in any of the Loan Documents before enforcing the terms of this Guaranty against the Guarantor.
6. Accuracy of Representations. The Guarantor warrants that all of the Guarantor’s representation and those of the Borrower in securing and/or maintaining any credit accommodation from the Lender, and as stated in the Loan Documents are true and correct in all material respects and not misleading, and the Guarantor agrees to indemnify the Lender from any loss or expense as a result of any representation or statement of the Guarantor or of the Borrower being materially false, incorrect, or misleading.
7. Rights of Lender to Deal With Borrower, Guarantor, and Collateral. The Guarantor hereby assents to any and all terms and agreements between the Lender and the Borrower or between the Lender and any person, who has guaranteed in whole or in part the payment or performance of the Borrower’s obligations, and all amendments and modifications thereof, whether presently existing or hereafter made and whether oral or in writing. The Lender may, without compromising, impairing or diminishing, or in any way releasing the Guarantor from the Guarantor’s Obligations hereunder and without notifying or obtaining the prior approval of the Guarantor at any time or from time to time: (a) waive or excuse a default or defaults by the Borrower of any person who has guaranteed in whole or in part any of the Borrower’s obligations or delay in the exercise by the Lender of any or all of the Lender’s rights or remedies with respect to such default or defaults; (b) grant extensions of time for payment or performance by the Borrower or any person who has guaranteed in whole or in part any of the Borrower’s obligations; (c) release, substitute, exchange, surrender, or add collateral of the Borrower or any person who has guaranteed in whole or in part any of the Borrower’s obligations, or waive, release, or subordinate, in whole or in part, any lien or security interest held by the Lender on any real or personal property securing payment or performance, in whole or in part, of the Borrower’s obligations; (d) release the Borrower or any person who has guaranteed in whole or in part any of the Borrower’s obligations; (e) apply payments made by the Borrower, or by any person who has guaranteed, in whole or in part, any of the Borrower’s obligations to any sums owed by the Borrower to the Lender, in any order, or manner, or to any specific account or accounts, as the Lender may elect; (f) modify, change, renew, extend, or amend, in any respect the Lender’s agreement or understanding with the Borrower or any person who has guaranteed in whole or in part any of the Borrower’s obligations or any document, instrument, or writing, embodying, or reflecting the same. Should the Lender obtain the prior consent or approval, or give prior notice to Guarantor, with respect to any of the above actions, the Lender will not be required to do so in future cases nor be considered to have altered the terms of this Section in any way.

8. Waivers by the Guarantor. The Guarantor hereby irrevocably and absolutely waives: (a) any and all notices whatsoever with respect to this Guaranty or with respect to any of the Borrower’s obligations to the Lender, including, but not limited to, notice of: (i) the Lender’s acceptance hereof or the Lender’s intention to act, or the Lender’s action, in reliance hereon, (ii) the present existence or future incurring of any of the Borrower’s obligations or any terms or amounts thereof or any change therein, (iii) any default by the Borrower or any surety, pledgor of security, guarantor or other person who has guaranteed or secured in whole or in part the Borrower’s obligations, (iv) the obtaining or release of any guaranty or surety agreement (in addition to this Guaranty), pledge, assignment, or other security for any of the Borrower’s obligations, (v) the sale, liquidation or disposition of any collateral securing the Borrower’s obligations to the Lender; and (vi) protest or dishonor; (b) any objections as to the commercial reasonableness of any acts taken or not taken by the Lender in the sale, liquidation, or disposition of any collateral securing the Borrower’s obligations to the Lender; (c) presentment, diligence, protest and demand for payment of any sum due from the Borrower or any person who has guaranteed in whole or in part any of the Borrower’s obligations and protest of nonpayment; (d) demand for performance by the Borrower or any person who has guaranteed in whole or in part any of the Borrower’s obligations; and (e) Guarantor expressly waives any right of subrogation, indemnification or contribution Guarantor may have or which may arise against the Borrower with respect to the Obligations hereunder, until such time as all amounts due in connection with the Obligations have been paid in full and are not subject to any asserted claim that they be returned or disgorged.
9. Collection Expenses. The Guarantor shall pay to the Lender, upon demand, all costs and expenses, including reasonable attorneys’ fees of the unpaid principal balance and accrued interest (whether or not suit is filed or judgment confessed), that are actually incurred by the Lender in attempting to cause satisfaction of the Guarantor’s liability under this Guaranty, or to otherwise enforce the Guarantor’s Obligations.
10. Warrant of Attorney; Confession of Judgment. Upon any default hereunder, or the occurrence of any event authorizing an acceleration hereunder, or any failure of the Guarantor to pay or perform on a timely basis any of the obligations, the Guarantor authorizes the Prothonotary or any attorney admitted to practice before any court of record in the United States to appear on half of the Guarantor in any such court in one or more proceedings, or before any clerk thereof, and to confess judgment against the Guarantor, without prior notice or opportunity for prior hearing, in favor of the Lender in full amount due on this Guaranty, plus reasonable attorneys’ fees and accrued interest and court costs. In addition to all other courts where jurisdiction and venue would be proper, the Guarantor consents to the jurisdiction and venue of the courts of any county of the Commonwealth of Pennsylvania for the entry of said judgment. The Guarantor waives and releases all errors, defects, and imperfections whatever in the entering of the said judgment and hereby agrees that no writ of error or objections or motion or rule to open or strike said judgment or appeal shall be made or taken thereto. The Guarantor waives the benefit of any and every statute, ordinance, or rule of court which may be lawfully waived conferring upon the Guarantor any right or privilege of exemption, including but not limited to any homestead exemptions, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power to appear for and enter judgment against the Guarantor shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto; such authority and power may be exercised on one or more occasions from time to time, in the same or different jurisdiction, as often as the Lender may deem necessary or advisable.

11. Indemnification. In the event any real or personal property secures either any of the sums now or hereafter owed by the Borrower to the Lender or the Obligations and the Lender acquires the same after a foreclosure sale as to real property or a public auction sale as to personal property, Guarantor agrees to indemnify and hold the Lender harmless from any loss, cost, or expense which the Lender may sustain as a result of: (a) selling the real or personal property so acquired for less than the total sums owed by the Borrower to the Lender or the Obligations, as the case may be, provided, however, that any such sale by the Lender is done in a commercially reasonable manner or (b) any action brought against the Lender on the ground that the consideration paid by the Lender for the real or personal property was not “fair equivalent value,” within the contemplation of the United States Bankruptcy Code, as amended, or any applicable state fraudulent conveyance act.
12. Invalidity of any Part. If any provision or part of any provision of this Guaranty shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this Guaranty and this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.
13. Financial Statements. Upon written request of Lender, the Guarantor shall provide the Lender with financial information as reasonably requested by Lender.
14. Nature of Guarantor’s Liability; Remedies Cumulative. The liability of the Guarantor under this Guaranty, to the extent herein provided, is absolute and unconditional, without regard to the liability of any other person, and shall not in any manner be affected by reason of any action taken or not taken by the Lender, which action or inaction is herein consented and agreed to, nor by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment or other security for any of the Borrower’s obligations to the Lender. No delay in making demand on the Guarantor for satisfaction of the Guarantor’s liability hereunder shall prejudice the Lender’s right to enforce such satisfaction. All of the Lender’s rights and remedies shall be cumulative and any failure of the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter. The liability of the Guarantor hereunder shall be joint and several with the liability of any other persons who have guaranteed the obligations of the Borrower to the Lender. If more than one Guarantor has executed this guaranty, the liability of each signatory shall be joint and several.
15. Effective Date. This Guaranty shall be effective as of the stated date hereof, independent of the date of execution or delivery.
16. Binding Nature. This Guaranty shall inure to the benefit of and be enforceable by the Lender and the Lender’s successors and assigns and any other person to whom the Lender may grant an interest in the Borrower’s obligations, and shall be binding upon and enforceable against the Guarantor and the Guarantor’s respective personal representatives, successors and assigns. This Guaranty may only be terminated in writing by the signature of the Lender.
17. Assignability. This Guaranty may be assigned by the Lender, or any other holder at any time or from time to time.

18. Choice of Law; Consent to Jurisdiction. This Guaranty shall be construed, interpreted, and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania. The Guarantor hereby consents to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania in any action brought to enforce, construe or interpret this Guaranty.
19. Waiver of Trial by Jury. The Guarantor agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by the Guarantor or any successor or assign of the Guarantor on or with respect to this Guaranty or which in any way relates, directly or indirectly, to this Guaranty or any event, transaction, or occurrence arising out of or in any way connected with this Guaranty, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. The Guarantor hereby expressly waives any right to a trial by jury in any such suit, action, or proceeding. The Guarantor acknowledges and agrees that its waiver of a trial by jury is a specific and material aspect of this Guaranty and that the Lender would not extend, or continue to extend, the requested credit accommodations to the Borrower if this waiver of jury trial provision were not a part of this Guaranty.
20. Tense, Gender, Defined Terms, Caption. As used herein, the plural shall refer to and include the singular, and the singular, the plural and the use of any gender shall include and refer to any other gender. All captions are for the purpose of convenience only.
IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty under seal.

WITNESS/ATTEST:	UNILIFE MEDICAL SOLUTIONS, INC.

/s/ J. Christopher Naftzger	By:	/s/ R. Richard Wieland
J. Christopher Naftzger, Corporate Secretary		R. Richard Wieland, Executive Vice President and Treasurer